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                                                                   Exhibit 10.19


                       MONOLITHIC SYSTEM TECHNOLOGY, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT
                               (U.S. SUBSCRIBERS)


         This Subordinated Note and Warrant Purchase Agreement (the "Agreement") is made as of June ___, 1996, by and among Monolithic System Technology, Inc., a California corporation with its principal office located at 2670 Seeley Road, San Jose, California 95134 (the "Company"), and each of the persons and entities listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "Purchasers").


                                    SECTION 1

                        SALE OF NOTES AND STOCK WARRANTS

         1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to $15,000,000 in aggregate principal amount of indebtedness, which shall be represented by promissory notes in the form attached hereto as EXHIBIT B (each, a "Note," and collectively, the "Notes"). The Company has further authorized the issuance to the Purchasers of warrants in substantially the form attached hereto as EXHIBIT C (each, a "Warrant," and collectively, the "Warrants") to acquire up to an aggregate maximum of 1,153,847 shares of the Company's Common Stock, subject to adjustment of the exercise price and number of shares as set forth therein.

         1.2 SALE OF THE NOTES. Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to lend to the Company the sum set forth in Column 2 of EXHIBIT A, and the Company agrees to issue to each such Purchaser upon delivery by the Purchaser to the Company of the aggregate consideration therefor, a Note in such principal amount.

         1.3 SALE OF THE WARRANTS. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Company agrees to issue to each Purchaser a Warrant exercisable for the number of shares of the Company's Common Stock set forth in Column 3 of EXHIBIT A opposite such Purchaser's name, subject to adjustment of the exercise price and number of shares as set forth in such Purchaser's respective Warrant. The shares of the Company's Common Stock issued or issuable upon exercise of the Warrants are referred to herein as the "Warrant Stock." The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Notes and the Warrants to each of the Purchasers are separate sales.

         1.4 BIFURCATED OFFERING. Each of the Purchasers acknowledges and agrees that the Company proposes to sell and issue the Notes and the Warrants pursuant to this Agreement in reliance on the exemption(s) from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Section 4(2) thereof and/or Regulation D promulgated thereunder. Each of the Purchasers acknowledges and agrees that the Company proposes to sell and

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issue a portion of the Notes and the Warrants outside the United States pursuant to the exemption from the registration requirements of the Securities Act set forth in Regulation S promulgated thereunder. Each Purchaser acknowledges and agrees that the Notes and the Warrants to be sold outside the United States will be sold pursuant to a separate purchase agreement (the "Foreign Purchase Agreement") containing financial terms and conditions materially equivalent to those set forth in this Agreement and the forms of Note and Warrant used in connection herewith, PROVIDED, HOWEVER, that the Company shall obtain such representations and warranties of the Purchasers and shall enter such covenants as are necessary to ensure compliance with applicable securities laws. A list of those individuals and entities purchasing the Notes and Warrants pursuant to the Foreign Purchase Agreement is set forth in the Schedule of Foreign Purchasers attached hereto as EXHIBIT A-1.


                                    SECTION 2

                             CLOSING DATE; DELIVERY

         2.1 MULTIPLE CLOSING DATES. The Company may schedule closings of the purchase and sale of the Notes and Warrants hereunder (each, a Closing) on such date or dates prior to June 7, 1996 as the Company may determine; PROVIDED, HOWEVER, that the Company's Board of Directors may extend the date of the final Closing at its discretion and provided further that the Company may accept subscriptions as received. Purchasers purchasing Notes and Warrants at each Closing shall be deemed to become parties to this Agreement as if all Purchasers had purchased Notes and Warrants simultaneously at a single Closing. At each Closing, the Schedule of Purchasers attached hereto shall be amended to include all Purchasers purchasing at such Closing and all Purchasers who purchased at any prior Closing. Upon the Company's termination of its offering of the Notes and the Warrants, the Company shall provide to each Purchaser a revised Schedule of Purchasers identifying all Purchasers who purchased Notes and Warrants at any Closing and a revised Schedule of Foreign Purchasers identifying all purchasers who purchased Notes and Warrants pursuant to the Foreign Purchase Agreement.

         2.2 DELIVERY. At each Closing, the Company will deliver to each Purchaser purchasing at such Closing a Note in the principal amount set forth opposite such Purchaser's name in Column 2 of EXHIBIT A and a Warrant initially exercisable for the number of shares of Common Stock set forth opposite such Purchaser's name in Column 3 of EXHIBIT A. Such delivery shall be made against payment to the Company of the principal amount of such Purchaser's Note (as set forth in EXHIBIT A) by cashier's check made payable to the Company or wire transfer according to the Company's instructions.

                                    SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the Schedule of Exceptions attached hereto as EXHIBIT D, the Company hereby represents and warrants as of each Closing to the Purchasers purchasing Notes and Warrants at such Closing as follows:

         3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted. The Company is presently qualified to do business in each state in which the failure to be so qualified would have a material adverse effect on the Company's business as now conducted.

         3.2 CORPORATE POWER. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Agreement, to sell and issue the Notes and Warrants hereunder, to issue the Warrant Stock issuable upon exercise of the Warrants, and to carry out and perform its obligations under the terms of this Agreement.

         3.3 CAPITALIZATION. At each Closing, the authorized capital stock of the Company will consist of 30,000,000 shares of Common Stock, of which 8,836,860 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, of which 500,000 shares have been designated as Series A Preferred Stock, all of which are issued and outstanding; of which 1,000,000 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding; of which 1,100,000 shares have been designated as Series C Preferred Stock, 1,010,000 of which are issued and outstanding; of which 300,000 shares have been designated as Series D Preferred Stock, all of which are issued and outstanding; of which 420,000 shares have been designated Series E Preferred Stock, of which 264,487 shares are issued and outstanding; and of which 166,667 shares have been designated as Series I Preferred Stock, none of which is issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved (or will reserve prior to the Closing) (i) 9,223,461 shares of Common Stock for issuance upon conversion of the outstanding Series A, Series B, Series C, Series D, and Series E Preferred Stock, (ii) 3,300,000 shares of Common Stock for issuance to employees and consultants of the Company under the Company's 1992 Stock Option Plan, (iii) 2,000,000 shares of Common Stock for issuance to employees and consultants of the Company under the Company's 1996 Stock Option Plan, (iv) 1,153,847 shares for issuance upon exercise of the Warrants, and (v) 384,616 shares for issuance to Tseng Labs, Inc. ("Tseng"), a Utah corporation, upon exercise of a warrant granted to Tseng in connection with certain debt financing provided by Tseng.

         3.4 AUTHORIZATION. Prior to initial Closing, the Company will have taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Notes and the Warrants (and the Common Stock issuable upon exercise of the Warrants), and to carry out and perform all of its obligations under the terms of this Agreement. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, and the relief of debtors and rules of law governing specific performance, injunctive relief, or other equitable remedies. The Notes and the Warrants, when issued in compliance with the provisions of this Agreement, will be validly issued and will be free of any liens and encumbrances, assuming the Purchasers take the Notes and the Warrants with no notice thereof, other than any liens or encumbrances created by or imposed upon the Purchasers. The Warrant Stock has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid, and nonassessable and will be free of any liens or encumbrances, assuming the Purchasers take the Warrant Stock with no notice thereof, other than any liens or encumbrances created by or imposed upon the Purchasers; PROVIDED, HOWEVER, that the Notes, the Warrants, and the Warrant Stock may be subject to restrictions on transfer under applicable state and/or federal securities laws and as set forth herein.

         3.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, as each are amended to date, or, in any material respect, of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, or decree and is not in violation of any order, statute, rule, or regulation applicable to the Company where such violation would materially and adversely affect the Company. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein and the issuance of the Warrant Stock have not resulted and will not result in any violation of, or conflict with, or constitute a default under the Company's Articles of Incorporation or Bylaws, as each are amended to date, any of the Company's agreements, or any applicable statute, rule, regulation, order, or restriction of any federal or state governmental entity or agency thereof nor result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company.

         3.6 LITIGATION. There are no actions, suits, proceedings, or investigations pending against the Company or its properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any basis therefor or threat thereof), which, either in any case or in the aggregate, might result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company.


                                    SECTION 4

                    INVESTMENT REPRESENTATIONS OF PURCHASERS

         Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of the Notes and the Warrants as follows:

         4.1 EXPERIENCE. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         4.2 INVESTMENT. It is acquiring the Notes, the Warrants, and the Warrant Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Notes, the Warrants, and the Warrant Stock have not been, and when issued will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and accuracy of such Purchaser's representations as expressed herein and in response to the Company's inquiries.

         4.3 TRANSFERABILITY. It acknowledges that the Notes, the Warrants, and the Warrant Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It understands and acknowledges that the Company is under no obligation to register the Notes, the Warrants, or the Warrant Stock except as set forth in the Addendum to the Second Amended and Restated Investor Rights Agreement (the "Rights Agreement") dated as of July 26, 1995 to be executed by the Company and the Purchaser (the "Addendum") in connection with the sale of the Notes and the Warrants. It understands that the Notes, the Warrants, and the Warrant Stock may be imprinted with a legend which prohibits the transfer of such securities unless they are registered under the Securities Act or such registration is not required in the opinion of counsel for the Company.

         4.4 RULE 144. It acknowledges that it is familiar with the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Company's securities, the availability of certain public information about the Company, the resale occurring not less than two years after the party has purchased and paid for the securities to be sold, and the sale being effected through a broker in an unsolicited "broker transaction" or in a transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         4.5 NO PUBLIC MARKET. It understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities. It understands that even if such a public market exists in the future, the Company may not, at the time such Purchaser wishes to sell the Notes, the Warrants, or the Warrant Stock, be satisfying the current public information requirements of Rule 144, and that, in such event, it would be precluded from selling such securities under Rule 144 even if the two-year minimum holding period had been satisfied.

         4.6 ACCESS TO DATA. It has received all the information it considers necessary or appropriate for deciding whether to acquire the Notes and the Warrants. It has had an opportunity to discuss the Company's business, management, and financial affairs with the Company's management and has had the opportunity to review the Company's facilities. It has also had an opportunity to ask questions of officers of the Company concerning the terms of this offering, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description. It acknowledges that any estimates or projections as to events that may occur in the future are based on the best judgment of the Company's management as of the date of this Agreement and that whether or not such estimates or projections may be achieved will depend upon the Company's achieving its overall business objectives, including the availability of funds from the sale of the Notes and the Warrants hereby. It acknowledges that there can be no assurances that any projections will be attained.

         4.7 AUTHORIZATION. This Agreement and the Addendum, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms.

         4.8 RESPONSIBILITY FOR TAX CONSEQUENCES. It has had an opportunity to review the federal, state, local, and foreign tax consequences of this investment and the transactions contemplated by this

Agreement (including any tax consequences that may result now or in the future under recently enacted tax legislation) and has had the opportunity to consult with such tax advisors as it deems appropriate regarding such consequences. It acknowledges that it is not relying on any statements or representations of the Company or its agents in regard to such tax consequences and understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. It acknowledges that the Company has no obligation in regard to the future conduct of its business, or to act or refrain from acting in any manner, regardless of the loss of any tax benefit to the Purchaser in connection with the purchase, ownership, or sale of the Notes, the Warrants, or the Warrant Stock.

         4.9 NO LEGAL, TAX, OR INVESTMENT ADVICE. It understands that nothing in this Agreement or any other material presented to it in connection with the purchase and sale of the Notes, the Warrants, or the Warrant Stock constitutes legal, tax, or investment advice. It has consulted such legal, tax, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Notes and the Warrants.

         4.10 GOVERNMENT APPROVALS. The Purchaser has obtained, or obtained waivers of, all governmental consents, waivers, approvals, and permits required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby.


                                    SECTION 5

                              CONDITIONS TO CLOSING

         The Purchasers' and the Company's obligations to purchase and to sell and issue, respectively, the Notes and Warrants at the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES OF COMPANY. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

         5.2 REPRESENTATIONS AND WARRANTIES OF PURCHASERS. The representations made by the Purchasers in Section 4 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

         5.3 BLUE SKY COMPLIANCE. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Notes and the Warrants.

         5.4 RIGHTS AGREEMENT. The Company and each Purchaser shall have executed the Addendum pursuant to which the Warrant Stock shall become subject to the registration rights provisions of the Rights Agreement.

                                    SECTION 6
                                  MISCELLANEOUS

         6.1 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto; PROVIDED, HOWEVER, that the rights of a Purchaser to purchase the Notes and the Warrants shall not be assignable without the consent of the Company.

         6.3 AMENDMENT BY AGREEMENT. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought, PROVIDED, HOWEVER, that any provision of this Agreement may be waived, modified, or amended with the written consent of the Company and a majority-in-interest of the holders of the Notes.

         6.4 NOTICES. Any notice, request, or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile, or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses or facsimile phone number of the parties as set forth below. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.


                  If to a Purchaser:       At the address set forth in the Schedule of Purchasers

                  If to Company:           Monolithic System Technology, Inc.
                                           2670 Seeley Road
                                           San Jose, California 95134
                                           ATTN:  Wayne B. Snyder, Chief Financial Officer
                                           FAX:  (408) 321-0780


         6.5 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be severed from this Agreement as if such provision(s) were not included, and the balance of this Agreement shall be enforceable in accordance with its terms.

         6.6 EXPENSES. The Company and each Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

         6.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEEPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, OR EXEMPTION THEREFROM, IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION, OR EXEMPTION THEREFROM, BEING OBTAINED.

         6.8 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements between California residents entered and to be performed entirely within California.

         6.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.10 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Subordinated
Note and Warrant Purchase Agreement as of the date first above written.


"COMPANY"                      MONOLITHIC SYSTEM TECHNOLOGY, INC.
                               a California corporation

                               By:
                                   ------------------------------------------

                               Name:
                                    -----------------------------------------

                               Title:
                                     ----------------------------------------

"PURCHASER"
                               ----------------------------------------------

                               By:
                                   ------------------------------------------

                               Name:
                                    -----------------------------------------

                               Title:
                                     ----------------------------------------




       [SIGNATURE PAGE TO SUBORDINATED NOTE AND WARANT PURCHASE AGREEMENT]
                                [U.S. SUBSCRIBER]